UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2026
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Joby Aviation, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware			001-39524	98-1548118
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

333 ENCINAL STREET

SANTA CRUZ	,	California		95060
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s Telephone Number, Including Area Code: 831 201-6700
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JOBY	New York Stock Exchange
Warrants to purchase common stock	JOBY WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.
On June 29, 2026, Joby Aero, Inc. (“Joby”), a wholly-owned subsidiary of Joby Aviation, Inc. (the “Company”), entered into a stockholders agreement (the “Agreement”) with Joby Toyota Aero Manufacturing Preparation Company, a Delaware corporation (“JTAMPC”), and Toyota Motor Corporation (“Toyota”, and together with Joby and their permitted transferees, each, a “Stockholder” and collectively, the “Stockholders”), pursuant to which Joby and Toyota jointly incorporated JTAMPC as a joint venture for the purpose of establishing an entity to manufacture the Company’s S4 Series eVTOL aircraft (the “S4 Series”).
Substantially simultaneously with the entry into the Agreement, each of Joby and Toyota entered into a common stock purchase agreement with JTAMPC, pursuant to which Joby will acquire 980,000 shares of JTAMPC’s common stock, par value $0.0001 per share (the “Common Stock”), for an aggregate cash purchase price of $980,000 to JTAMPC, representing a 49% ownership interest in JTAMPC, and Toyota will acquire 1,020,000 shares of the Common Stock, for an aggregate cash purchase price of $1,020,000 to JTAMPC, representing a 51% ownership interest in JTAMPC (the “Initial Capital Contributions”).
JTAMPC will be governed by a board of directors (the “Board”), which will consist of five directors: two directors designated by Joby and three directors designated by Toyota, in each case subject to specified ownership thresholds. Certain significant actions of JTAMPC require the prior approval of each of Joby and Toyota, subject to specified ownership thresholds. For example, for so long as the applicable party beneficially owns at least 50% of the outstanding shares of Common Stock or at least 95% of the shares issued to such party in connection with the Initial Capital Contribution and the Mandatory Capital Contributions (as defined below) in connection with the first funding milestone set forth in the Agreement (the “First Funding Milestone”), JTAMPC requires the prior approval of such party to amendment the business plan or principal lines of business of JTAMPC, approve the operating plan and budget, commence any plan of liquidation, dissolution or winding up, create or issue new equity interests (other than certain exempted securities and the Mandatory Capital Contributions (as defined below)), undertake certain mergers or consolidations, sales of all or substantially all assets, form subsidiaries or joint ventures, undertake an initial public offering or public listing, and amend the organizational documents. Certain additional actions, including incurrence of indebtedness and dividends or distributions, require the prior approval of Toyota.
Under the Agreement, each of Joby and Toyota agreed to negotiate in good faith and enter into an exclusive manufacturing supply agreement (the “Exclusive Manufacturing Supply Agreement”) and certain other commercial agreements and intellectual property arrangements (collectively, the “Future Agreements”) with JTAMPC prior to the achievement of the First Funding Milestone. Pursuant to these agreements, among other things, it is expected that (a) Joby will grant JTAMPC exclusive rights to manufacture the S4 Series, subject to certain exceptions to be set forth in the Exclusive Manufacturing Supply Agreement, (b) Joby will license to JTAMPC certain of its intellectual property related to the S4 Series on a royalty-free basis solely for manufacturing the S4 Series and providing services to Joby, and (c) Toyota will grant JTAMPC a royalty-free license to jointly developed manufacturing intellectual property and a royalty-bearing license to certain Toyota background manufacturing intellectual property, in each case for JTAMPC’s manufacturing operations. Given the limited scope of the royalty-bearing license, the royalty payment obligation is not expected to be material to JTAMPC. Under such arrangements, JTAMPC will assign to Joby any jointly developed aircraft-related intellectual property, and will assign to Toyota any jointly developed manufacturing-related intellectual property. JTAMPC will retain ownership of any intellectual property developed solely by JTAMPC or for JTAMPC by any third party. JTAMPC will grant each of Joby and Toyota royalty-free licenses to use any JTAMPC-owned intellectual property for their respective products and services. If Joby, Toyota and JTAMPC are unable to agree on the terms of the Future Agreements, the Agreement may be terminated by either party.
The Agreement provides that, prior to the achievement of the First Funding Milestone, the parties will negotiate in good faith and use best efforts to amend and restate the Agreement in its entirety in a form reasonably satisfactory to each of Joby and Toyota (such amended and restated agreement, the “Amended Stockholders Agreement”), to address, among other things, certain terms including the funding milestone contribution amounts, amendments to stockholder consent rights, transfer restrictions, tag-along rights, drag-along rights, put/call rights, other exit rights, rights upon dissolution, and registration rights.
Under the Agreement, the Stockholders are required to make one or more mandatory capital contributions (“Mandatory Capital Contributions”) upon the achievement of specified funding milestones set forth in the Agreement. Upon the Board’s determination that a funding milestone has been achieved, the Board will issue a capital contribution notice specifying the aggregate amounts to be contributed by each Stockholder, and each Stockholder must fund its contribution within 30 days of receipt of such notice, subject to extension for the receipt of required governmental approvals. If a Stockholder defaults on its obligation to make a Mandatory Capital Contribution, the non-defaulting Stockholder will have the right to fund the defaulting Stockholder’s portion and receive the shares of Common Stock to which the defaulting Stockholder would have been entitled. The dollar amounts of the Mandatory Capital Contributions for each funding milestone will be set forth in the Amended Stockholders Agreement.
The Agreement is subject to termination upon the occurrence of certain events, including: (a) mutual written consent of the Stockholders and JTAMPC; (b) written notice by either Stockholder if the funding milestone closings, including the First Funding Milestone, are not consummated within their specified periods; (c) written notice by Toyota, subject to a 60-day cure period, if Joby fails to maintain Federal Aviation Administration (“FAA”) type certification or production certification, the FAA does not approve JTAMPC as an associate facility under Joby’s production certificate, Joby fails to purchase the agreed number of S4 or S4 Series aircraft, or Joby conducts S4 Series production with a third party without the consent of JTAMPC and Toyota; (d) written notice by Toyota if the Exclusive Manufacturing Supply Agreement is terminated prior to the termination of the Agreement; (e) written notice by either Stockholder if JTAMPC fails to produce the S4 or S4 Series aircraft in accordance with the agreed performance and production metrics to be set forth in the Exclusive Manufacturing Supply Agreement, subject to good faith consultation between the parties and a 90-day cure period; (f) the occurrence of a bankruptcy event with respect to either Stockholder, any parent entity thereof, or any of their respective material subsidiaries (in the case of a material subsidiary, where such event is reasonably expected to impair or prevent the affected Stockholder from performing its obligations); and (g) a material breach by a party of its representations, warranties, covenants, or other obligations under the Agreement that is not cured within 30 days after written notice thereof.
The Agreement also contains customary representations and warranties, transfer restrictions (including restrictions on transfers to competitors), rights of first refusal with respect to both asset transfers and share transfers, a right of first offer on new securities and debt issuances, indemnification provisions, and confidentiality obligations.
The Agreement provides that Section 5(j) of the Amended and Restated Stock Purchase Agreement, dated as of May 22, 2025 (the “A&R SPA”), by and between the Company and Toyota shall not be deemed to have been satisfied until the Future Agreements shall have been entered into and become effective. Satisfaction of Section 5(j) of the A&R SPA is a closing condition for the second $250 million tranche investment by Toyota under the A&R SPA.
The transactions contemplated by the Agreement may require certain governmental approvals, including, as applicable, filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and with the Committee on Foreign Investment in the United States (“CFIUS”).
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement filed herewith as Exhibit 10.1 and incorporated herein by reference.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the parties’ intentions with respect to JTAMPC, the anticipated business plan and manufacturing activities of JTAMPC, the negotiation and execution of the Future Agreements, the achievement of funding milestones, and regulatory certifications and timelines. These statements are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including risks related to the ability of the parties to negotiate and execute the Future Agreements on acceptable terms or at all, delays in regulatory certifications and timelines, changes in market conditions, and other risks described in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable law.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Exhibit Description
10.1#†	Stockholders Agreement, by and among Joby Toyota Aero Manufacturing Preparation Company, Joby Aero, Inc., and Toyota Motor Corporation, dated June 29, 2026.
104	Cover page interactive data file (embedded within the inline XBRL document).
# Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(b)(10) of Regulation S-K.
† Certain annexes, schedules, and exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Joby Aviation, Inc.

Date:	June 30, 2026	By:	/s/ Rodrigo Brumana
		Name:	Rodrigo Brumana
		Title:	Chief Financial Officer